MCINTRE, FREEDMAN &
FLYNN INVESTMENT ADVISERS, INC.






                 [logo]      THE DESSAUER
                             GLOBAL EQUITY FUND

                             A NO-LOAD GROWTH FUND

                             ANNUAL REPORT
                             YEAR ENDED
                             MARCH 31, 2002

                        THE DESSAUER GLOBAL EQUITY FUND






May 19, 2003

Dear Fellow Shareholders:

When I last reported to you on November 11 of last year, I stated that we were at one of the most interesting junctures in modern stock market history. The reason I stated it this way was because the markets were on the verge of completing their third consecutive year of negative returns and that was something not seen since the 1930's and the attitude was that perhaps we had entered a prolonged period of under performance for the equity markets.

Investors' attitude towards the stock market had become quite different than three years previous and the uncertainties concerning the growing likelihood of conflict with Iraq were looming. All in all circumstances looked quite grim for the prospects of a strong rebound in the new year of 2003.

I mentioned at the time my reasons for remaining optimistic about not only the prospects for a recovery in the economy but more importantly about a recovery in corporate profits and by extension the stock market.

Today, of course, the verdict is still out on the year but clearly many of the worries from last fall have now been removed. The war with Iraq went better than most, if not all pundits, had predicted. The price of oil while not back to levels of one year ago has retreated and is likely to continue to be under pressure as the massive oil reserves of Iraq eventually make their way back into the world market. This, of course, acts as a tax cut for business and consumers and should stimulate a stronger second half this year of economic activity.

Additionally, the Congress under the leadership of President Bush is about to enact into law the most investor friendly tax legislation since the early 1980's. Not only will this also help future growth and improve corporate behavior but it will also stimulate renewed interest in the investment arena, which will serve to benefit our financial holdings of Citigroup, JP Morgan, and of course the preeminent name in the business Merrill Lynch.

With the corporate scandals retreating into the background and the interest in the markets starting to come back we believe these three holdings in particular have notably bright futures. In fact, as bad as the last economic cycle was in terms of bad loans etc... all three of these companies remained hugely profitable even while the financial services industry suffered through its worst recession this century. Citigroup last year earned some $14 billion dollars in a difficult year. As the global economy recovers we feel this number has only one way to go from here, and that is up.

Additionally, the 45 year low being set in the bond market is providing huge stimulus to the real estate market including a refinancing boom which continues even through the present. It is now estimated that 2003 will see some $3 trillion in mortgage refinancings that will benefit greatly companies in the Fund's holdings such as Countrywide Credit and Cendant.

In essence, the economy is getting better and corporate profits are now actually exceeding estimates even before the improvement in the economy has set in. We believe the Fund's portfolio is comprised of many leading global firms, which are primed to continue to improve their competitive position while the economy starts to grow at a greater pace.

                        THE DESSAUER GLOBAL EQUITY FUND

The recent patterns of central bankers having an obsession with inflation has now turned to a fear of deflation and this means that much higher levels of global GDP growth are likely before a dramatic change in the level of interest rates can cause a problem for equities.

The Fund's performance so far this year bears these trends out. As of this morning the year to date return for the Fund was a positive 27.83% (Please refer to page 4 of this report for the standardized performance of the fund). This investment return was augmented by the receipt on March 31, 2003 of a $760,857 settlement of the shareholder's class action lawsuit with Cendant Corporation. This amounted to around $.35 per share and helped account for some of the great gains we have seen so far this year. The bulk of the return has come about by a recovering attitude towards the equity markets and strong showings from our holdings in terms of their profits this year and more importantly their outlooks for the rest of the year.

I remain the Fund's largest individual shareholder having never sold one single share throughout this difficult period. On behalf of everyone here at McIntyre, Freedman & Flynn Investment Advisers, Inc., I would like to thank all of my fellow shareholders for their continued confidence. Please visit our website at mcintyreinvestments.net where I post a weekly commentary on the markets.

Sincerely,


/S/ THOMAS P. MCINTYRE
----------------------
Thomas P. McIntyre
Portfolio Manager



Past performance is not indicative of future results. The investment return and principal value of an investment fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Opinions expressed are those of Thomas P. McIntyre and are subject to change, are not guaranteed and are not to be considered a recommendation to buy or sell any security.

                        THE DESSAUER GLOBAL EQUITY FUND

                          DESSAUER GLOBAL EQUITY FUND

Comparison of the change in value of a $10,000 investment in the Dessauer Global Equity Fund vs the Morgan Stanley Capital International (MSCI) World Index, and the Lipper Global Fund Index

                      The Dessauer            MSCI                Lipper Global
                   Global Equity Fund      World Index             Fund Index
                   ------------------      -----------             ----------

5/30/1997                10,000              10,000                 10,000
9/30/1997                10,480              10,797                 10,986
3/31/1998                11,727              11,941                 11,987
9/30/1998                 9,200              10,722                 10,344
3/31/1999                12,846              13,449                 12,429
9/30/1999                13,438              13,882                 13,153
3/31/2000                20,319              16,392                 16,945
9/30/2000                17,602              15,018                 15,677
3/31/2001                12,220              12,279                 12,996
9/30/2001                 8,600              10,792                 11,389
3/31/2002                 8,179              11,781                 12,608
9/30/2002                 4,943               8,722                  9,578
3/31/2003                 5,553               8,913                  9,484







Past performance is not predictive of future performance. Share value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original investment. The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Indices do not incur expenses and are not available for investment.

The MSCI World Index measures performance for a diverse range of developed country global stock markets, including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The Index reflects the reinvestment of distributions, if any, but does not reflect fees, brokerage commissions, or other cost investing.

The Lipper Global Fund Index measures the performance of the 30 largest mutual funds in the global fund investment objective, as determined by Lipper.

--------------------------------------------------------------------------------
                                                             ANNUALIZED RETURN
AVERAGE ANNUAL TOTAL RETURN              ONE YEAR         RETURN SINCE INCEPTION
--------------------------------------------------------------------------------
The Dessauer Global Equity Fund           -32.12%                 -9.59%
MSCI World Index                          -24.34%                 -1.82%
Lipper Global Fund Index                  -24.77%                 -1.12%
--------------------------------------------------------------------------------



Commencement of operations on May 30, 1997.


                         THE DESSAUER GLOBAL EQUITY FUND



PORTFOLIO OF INVESTMENTS BY INDUSTRY at March 31, 2003

--------------------------------------------------------------------------------
COMMON STOCKS: 91.06%                                       SHARES  MARKET VALUE
--------------------------------------------------------------------------------
AUTOMOBILES: 1.55%
Ford Motor Co. (United States) ..........................    20,000   $  150,400
                                                                      ----------

CONSUMER SERVICES: 16.62%
Cendant Corp. (United States)* ..........................   127,208    1,615,541
                                                                      ----------

FINANCIAL SERVICES: 17.47%
Citigroup, Inc. (United States) .........................    18,389      633,501
J.P. Morgan Chase & Co. (United States) .................    30,000      711,300
Merrill Lynch & Co. (United States) .....................    10,000      354,000
                                                                      ----------
                                                                       1,698,801
                                                                      ----------

HOTELS & GAMING: 8.79%
Park Place Entertainment Corp. (United States) * ........   120,000      854,400
                                                                      ----------

INDUSTRIAL CONGLOMERATE: 5.25%
General Electric Co. (United States) ....................    20,000      510,000
                                                                      ----------

RETAIL: 5.36%
Best Buy Company, Inc. (United States)* .................    10,000      269,700
Toys R Us, Inc. (United States)* ........................    30,000      251,100
                                                                      ----------
                                                                         520,800
                                                                      ----------
MEDIA AND ENTERTAINMENT: 12.51%
AOL Time Warner, Inc. (United States)* ..................    44,728      485,746
Viacom, Inc. - Class B (United States)* .................    20,000      730,400
                                                                      ----------
                                                                       1,216,146
                                                                      ----------
TECHNOLOGY: 10.67%
Koninklijke (Royal) Philips
Electronics N.V. (Netherlands)# .........................    24,264      378,276
LSI Logic Corp. (United States)* ........................    73,327      331,438
Texas Instruments, Inc. (United States) .................    20,000      327,400
                                                                      ----------
                                                                       1,037,114
                                                                      ----------
TELECOMMUNICATION EQUIPMENT: 9.53%
Ericsson (L.M.) Telephone Co., (Sweden)*# ...............     8,991       57,183
Motorola, Inc. (United States) ..........................    70,000      578,200
Scientific-Atlanta, Inc. (United States) ................    21,236      291,783
                                                                      ----------
                                                                         927,166



See accompanying Notes to Financial Statements.
                                                                               5


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THE DESSAUER GLOBAL EQUITY FUND



PORTFOLIO OF INVESTMENTS BY INDUSTRY at March 31, 2003 (Continued)

--------------------------------------------------------------------------------
COMMON STOCKS: 91.06%                                       SHARES  MARKET VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATIONS SERVICES: 3.31%
Qwest Communications
International, Inc. (United States)* ....................    40,000   $  139,600
Vodafone Group Plc (United Kingdom)# ....................    10,000      182,200
                                                                      ----------
                                                                         321,800
                                                                      ----------
TOTAL COMMON STOCKS
(cost $11,420,993) ......................................              8,852,168
                                                                      ----------

--------------------------------------------------------------------------------
                                                            PRINCIPAL
SHORT-TERM INVESTMENTS: 1.07%                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Federated Cash Trust Treasury Money Market
(cost $104,249) .........................................   104,249   $  104,249
                                                                      ----------
TOTAL INVESTMENTS IN SECURITIES
(COST $11,525,242): 92.13% ..............................              8,956,417
OTHER ASSETS LESS LIABILITIES: 7.87% ....................                765,449
                                                                      ----------
NET ASSETS: 100.0% ......................................             $9,721,866

                                                                      ==========
--------
# ADR - American Depository Receipt.
* Non-income producing security.










See accompanying Notes to Financial Statements.

6



                        THE DESSAUER GLOBAL EQUITY FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY at March 31, 2003
--------------------------------------------------------------------------------
                                                                    PERCENT OF
COUNTRY                                                             NET ASSETS

Netherlands ............................................                3.89%
Sweden .................................................                0.59%
United Kingdom .........................................                1.88%
United States ..........................................               85.77%
                                                                      ------
TOTAL INVESTMENTS IN SECURITIES ........................               92.13%
Other Assets less Liabilities: 7.87% ...................                7.87%
                                                                      ------
NET ASSETS .............................................              100.00%
                                                                      ======













See accompanying Notes to Financial Statements.





                        THE DESSAUER GLOBAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2003
--------------------------------------------------------------------------------

ASSETS
Investments in securities, at value (cost $11,525,242) ..........   $  8,956,417
Cash ............................................................          4,901
Receivables for:
     Dividends ..................................................         13,603
     Due from Advisor ...........................................         10,594
     Litigation Settlement ......................................        760,857
Prepaid expenses ................................................         28,737
Other assets ....................................................         18,575
                                                                    ------------
     Total assets ...............................................      9,793,684
                                                                    ------------

LIABILITIES
Payables for:
     Fund shares redeemed .......................................         17,147
     Due to Custodian ...........................................          1,828
     Due to Administrator .......................................          2,548
     Due to Fund Accounting .....................................          4,506
     Due to Transfer Agent ......................................          5,078
Accrued expenses ................................................         40,711
                                                                    ------------
     Total liabilities ..........................................         71,818
                                                                    ------------

NET ASSETS ......................................................   $  9,721,866
                                                                    ============

NET ASSET VALUE PER SHARE
  ($9,721,866/2,179,769 shares outstanding;
  50,000,000 shares authorized, $0.01 par value) ................   $       4.46
                                                                    ============

COMPONENTS OF NET ASSETS
     Paid-in capital ............................................   $ 17,233,367
     Accumulated net realized loss on investments
       and foreign currency .....................................     (4,942,676)
     Net unrealized depreciation on investments .................     (2,568,825)
                                                                    ------------
       Net assets ...............................................   $  9,721,866
                                                                    ============





See accompanying Notes to Financial Statements.




                        THE DESSAUER GLOBAL EQUITY FUND



STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                    FOR THE
                                                                   YEAR ENDED
                                                                 MARCH 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME

INCOME
Dividends (Net of withholding tax of $4,620) .................      $   128,968
                                                                    -----------
EXPENSES
Advisory fees ................................................           88,316
Professional fees ............................................           81,023
Transfer agent fees ..........................................           66,965
Fund accounting fees .........................................           34,480
Shareholder service fee ......................................           29,439
Reports to shareholders ......................................           23,128
Administration fees ..........................................           20,446
Registration expense .........................................           17,874
Trustee fees .................................................           11,390
Insurance expense ............................................           10,072
Miscellaneous ................................................            8,272
Custody fees .................................................            4,512
                                                                    -----------
     Total expenses ..........................................          395,917
     Less: expenses waived by Advisor ........................         (189,851)
                                                                    -----------
     Net expenses before interest and commitment fee .........          206,066
     Interest expense ........................................            1,957
                                                                    -----------
     Net expenses ............................................          208,023
                                                                    -----------
       NET INVESTMENT LOSS ...................................          (79,055)
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized gain on investments and foreign currency ........          552,077
Net change in unrealized depreciation on
  investments and foreign currency ...........................       (6,268,922)
                                                                    -----------
Net realized and unrealized depreciation
  on investments and foreign currency ........................       (5,716,845)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........      $(5,795,900)
                                                                    ===========





See accompanying Notes to Financial Statements.





                        THE DESSAUER GLOBAL EQUITY FUND


STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------

                                                                   FOR THE         FOR THE
                                                                 YEAR ENDED       YEAR ENDED
                                                               MARCH 31, 2003   MARCH 31, 2002
-----------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM:
OPERATIONS
Net investment loss .........................................   $    (79,055)   $   (433,209)
Net realized gain (loss) on investments
  and foreign currency ......................................        552,077      (5,303,510)
Net unrealized depreciation on investments
  and foreign currency ......................................     (6,268,922)     (5,596,747)
                                                                ------------    ------------
     NET DECREASE IN NET ASSETS RESULTING
       FROM OPERATIONS ......................................     (5,795,900)    (11,333,466)
                                                                ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
From realized gain on investments ...........................           --        (5,892,972)
                                                                ------------    ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ...................................      1,612,385       1,917,314
Proceeds from reinvestment of distributions .................           --         4,026,440
Cost of shares redeemed .....................................     (4,859,197)    (13,458,697)
                                                                ------------    ------------
     NET DECREASE FROM CAPITAL
       SHARE TRANSACTIONS ...................................     (3,246,812)     (7,514,943)
                                                                ------------    ------------
     NET DECREASE IN NET ASSETS .............................     (9,042,712)    (24,741,381)
                                                                ------------    ------------
NET ASSETS
Beginning of year ...........................................     18,764,578      43,505,959
                                                                ------------    ------------
END OF YEAR .................................................   $  9,721,866    $ 18,764,578
                                                                ============    ============
CHANGES IN SHARES
Shares sold .................................................        350,011         160,635
Shares reinvested from distributions ........................              0         522,914
Shares redeemed .............................................     (1,027,510)     (1,255,023)
                                                                ------------    ------------
Net decrease ................................................       (677,499)       (571,474)
                                                                ============    ============








See accompanying Notes to Financial Statements.




                        THE DESSAUER GLOBAL EQUITY FUND


FINANCIAL HIGHLIGHTS
for a capital share outstanding throughout each year
---------------------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                                                                  ENDED         ENDED        ENDED          ENDED         ENDED
                                                                 MARCH 31,     MARCH 31,    MARCH 31,     MARCH 31,      MARCH 31,
                                                                   2003          2002         2001          2000           1999
--------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .........................   $    6.57     $   12.69     $   23.56     $   14.97     $   13.69
                                                               ---------     ---------     ---------     ---------     ---------
INCOME FROM
  INVESTMENT OPERATIONS
  Net investment income (loss) .............................       (0.04)        (0.15)        (0.24)        (0.24)        (0.05)
  Net realized and unrealized gain (loss)
   on investments ..........................................       (2.07)        (3.72)        (8.90)         8.92          1.35
                                                               ---------     ---------     ---------     ---------     ---------
TOTAL FROM INVESTMENT OPERATIONS ...........................       (2.11)        (3.87)        (9.14)         8.68          1.30
                                                               ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income .....................        0.00          0.00          0.00          0.00         (0.02)
  Distributions from net realized gain .....................        0.00         (2.25)        (1.73)        (0.09)         0.00
                                                               ---------     ---------     ---------     ---------     ---------
TOTAL DISTRIBUTIONS ........................................        0.00         (2.25)        (1.73)        (0.09)        (0.02)
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, end of year ...............................   $    4.46     $    6.57     $   12.69     $   23.56     $   14.97
                                                               =========     =========     =========     =========     =========
Initial offering price .....................................        N/A           N/A           N/A           N/A      $   12.50
New York Stock Exchange
   closing price, end of period ............................        N/A           N/A           N/A           N/A      $   14.13
Total investment return+ ...................................        N/A           N/A           N/A           N/A          13.20%(1)
Total return ...............................................      (32.12%)      (33.07%)(2)   (39.86%)(2)    58.18%(2)      9.54%(2)
Net assets, end of year (millions) .........................   $     9.7     $   18.8      $   43.5      $   81.2      $    90.6
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets
   including interest expense:
     Before fees waived and expenses
      recouped by Advisor ..................................        3.39%         2.40%         1.77%         2.26%         1.43%
     After fees waived and expenses
      recouped by Advisor ..................................        1.77%(3)      1.78%         1.78%         1.79%         N/A
Ratio of net investment income
   (loss) to average net assets:
     Before fees waived and expenses
      recouped by Advisor ..................................       (2.29%)       (1.98%)       (1.23%)       (1.62%)       (0.32%)
     After fees waived and expenses
      recouped by Advisor ..................................       (0.67%)(4)    (1.36%)       (1.24%)       (1.15%)        N/A
Portfolio turnover rate ....................................       36.98%        57.90%        68.76%         9.63%        51.68%

+    Does not reflect sales charges.
(1) Based on the market price of the Fund's shares and including the reinvestment of dividends and distributions at prices obtained by participants in the Fund's dividend reinvestment plan.
(2) Based on net asset value per share and including the reinvestment of dividends and distributions.
(3) The annualized expense ratio excluded interest expense. The ratio including interest expense would have been 1.75% for the year ended March 31, 2003.
(4) The net investment income ratio included interest expense. The ratio excluding interest expense would have been (0.66%) for the year ended March 31, 2003.






See accompanying Notes to Financial Statements.

                        THE DESSAUER GLOBAL EQUITY FUND


NOTES TO FINANCIAL STATEMENTS AT MARCH 31, 2003

NOTE 1 - ORGANIZATION

The Dessauer Global Equity Fund (the "Fund") is a Delaware business trust that was organized on June 27, 1996 and registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The Fund commenced operations on May 30, 1997 and has, as its objective, long-term capital appreciation. On April 22, 1999 the Fund ceased to operate as a closedend fund and commenced operations as an open-end fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60-day period that amortized cost does not represent fair value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

                        THE DESSAUER GLOBAL EQUITY FUND






Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statement of Operations.

B. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS. Securities transactions are accounted for on the trade date. Realized gains and losses from security transactions are calculated using the specific identification method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their federal tax treatment.

C. FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. At March 31, 2003, the Fund had a capital loss carryover of $4,942,676, which expires in 2010, available to offset future gains if any. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. As of March 31, 2003, the Fund had no post-October losses.

D. SHARE VALUATION. The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund's shares will not be priced on the days on which the NYSE is closed for trading.

E. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

                        THE DESSAUER GLOBAL EQUITY FUND


F. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income,
Capital and Return of Capital Distributions by Investment Companies.
For the year ended, March 31, 2003, the Fund increased accumulated net investment loss by $79,055, and decreased paid in capital by $79,055 due to certain permanent book and tax differences. Net assets were not affected by the change.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS
WITH AFFILIATES

The Fund entered into an Investment Advisory Agreement with McIntyre, Freedman & Flynn Investment Advisers, Inc. pursuant to which the
Investment Adviser is responsible for providing investment advisory services to the Fund (the "Advisory Agreement"). Effective June 27, 1998 the Fund pays McIntyre, Freedman & Flynn Investment Advisers, Inc. a monthly fee at an annual rate of 0.75% of its average daily net assets. Prior to June 27, 1998, the Fund paid the advisor fees at an annual rate of 0.60% of its average daily net assets. For the year ended March 31, 2003, the Fund incurred $88,316 in advisory fees.

The Fund is responsible for its own operating expenses. The advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund's total operating expenses, for a one year period, so that its ratio of expenses to average net assets will not exceed 1.75%. Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third fiscal year following the year in which the fees waived and expense absorbed relate, provided the aggregate amount of the Fund's current operation for such fiscal year does not exceed the applicable limitation of Fund's expenses. For the year ended March 31, 2003, the Advisor absorbed expenses of $189,851. The
Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Cumulative expenses subject to recapture amount to $386,752 at March 31, 2003.
Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. Cumulative expenses subject to recapture expire as follows:

                        THE DESSAUER GLOBAL EQUITY FUND


                         Year            Amount
                         ----            ------
                         2005           $196,901
                         2006           $189,851

U.S. Bancorp Fund Services, LLC, (the "Administrator") acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings, reports, and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

               Under $20 million             $30,000
               $20 to $100 million           0.15% of average daily net assets
               $100 to $200 million          0.10% of average daily net assets
               Over $200 million             0.05% of average daily net assets

For the year ended March 31, 2003, the Fund incurred $20,446 in administration fees.

U.S. Bancorp Fund Services, LLC provides fund accounting and transfer agency services for the Fund. Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund.

Certain officers and trustees of the Trust are also officers of the Administrator and the Distributor.

NOTE 4 - CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in foreign securities. Certain price and currency exchange fluctuations, as well as economic and political situations in the foreign jurisdictions, could have a significant impact on the Fund's net assets.

NOTE 5 - LINE OF CREDIT

As of July 31, 2002, the Fund no longer has a committed line of credit. Prior to July 31, 2002, the Fund had a $5 million committed line of credit with a bank that renewed annually on June 30.

                        THE DESSAUER GLOBAL EQUITY FUND


NOTE 6 - PURCHASES AND SALES OF SECURITIES

During the year ended March 31, 2003, the aggregate purchases and sales of securities (excluding short-term investments) were $4,137,187 and $6,977,673, respectively.

At March 31, 2003, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                    Appreciation                         $ 352,443
                    Depreciation                        (2,921,268)
                                                       -----------
                    Net unrealized
                      depreciation on investments      $(2,568,825)
                                                       ===========

At March 31, 2003, the cost of investments for federal income tax purposes was $11,548,283.

NOTE 7 - DISTRIBUTIONS TO SHAREHOLDERS

On December 27, 2001, a distribution of $2.25 per share was declared. The dividend was paid on December 28, 2001, to shareholders of record on December 26, 2001. The tax character of distributions paid during the years ended March 31, 2003 and 2002 was as follows:

Distributions paid from:                2003           2002

Long-term capital gain                   --         $5,892,972

At March 31, 2003, the Fund had no distributable earnings.

                        THE DESSAUER GLOBAL EQUITY FUND


                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees
The Dessauer Global Equity Fund

We have audited the accompanying statement of assets and liabilities of The Dessauer Global Equity Fund, including the schedule of investments, as of March 31, 2003, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the four years in the period ended March 31, 2002 and the statement of changes in net assets for the year ended March 31, 2002 were audited by other auditors whose report dated May 13, 2002 expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dessauer Global Equity Fund as of March 31, 2003, the results of operations, the changes in net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.



Tait, Weller & Baker
Philadelphia, PA
May 2, 2003

                        THE DESSAUER GLOBAL EQUITY FUND

THIS CHART PROVIDES INFORMATION ABOUT THE TRUSTEES AND OFFICERS WHO OVERSEE YOUR FUND. OFFICERS ELECTED BY THE TRUSTEES MANAGE THE DAY-TO-DAY
OPERATIONS OF THE FUND AND EXECUTE POLICIES FORMULATED BY THE TRUSTEES.

INDEPENDENT TRUSTEES (Unaudited)
--------------------------------------------------------------------------------
NAME, AGE                                                          NUMBER OF
ADDRESS                                           TRUSTEE       FUNDS IN COMPLEX
PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS    OF FUND           OVERSEEN
AND OTHER DIRECTORSHIPS                           SINCE            BY TRUSTEE
--------------------------------------------------------------------------------
Walter E. Auch, Born 1921                           1997                16
2020 E. Financial Way
Glendora, CA 91741
Management Consultant.
Other Directorships: Nicholas-Applegate Funds, Citigroup, Legend Properties, Pimco Advisors, LLP and Senele Group

James Clayburn LaForce, Born 1927                   2002                16
2020 E. Financial Way
Glendora, CA 91741
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group, The Metzler/Payden Investment Group, PIC Investment Trust, PIC Small Cap Portfolio, PIC Balanced Portfolio, PIC Growth Portfolio, PIC Mid Cap Portfolio, Black rock Funds, Jacobs Engineering, Arena Pharmaceuticals Cancervax

Donald E. O'Connor, Born 1936                       1997                16
2020 E. Financial Way
Glendora, CA 91741
Financial Consultant, formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934                         2002                16
2020 E. Financial Way
Glendora, CA 91741
Reitred; formerly President, Hotchkis and Wiley Funds (mutual funds) from 1985 to 1993.
Other Directorships: E*Trade Funds

                        THE DESSAUER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
NAME, AGE                                                         NUMBER OF
ADDRESS                                          TRUSTEE       FUNDS IN COMPLEX
PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS    OF FUND           OVERSEEN
AND OTHER DIRECTORSHIPS                           SINCE            BY TRUSTEE
--------------------------------------------------------------------------------
George T. Wofford III, Born 1939                    1997                16
2020 E. Financial Way
Glendora, CA 91741
Senior Vice President, Information Services, Federal Home Loan Bank of
San Francisco.
Other Directorships: None

INTERESTED TRUSTEES AND OFFICERS (Unaudited)

--------------------------------------------------------------------------------
NAME, AGE
ADDRESS                                                            NUMBER OF
POSITION HELD WITH THE FUND                       TRUSTEE       FUNDS IN COMPLEX
PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS    OF FUND           OVERSEEN
AND OTHER DIRECTORSHIPS                           SINCE            BY TRUSTEE
--------------------------------------------------------------------------------
Eric M. Banhazl, Born 1957                          1997                16
2020 E. Financial Way
Glendora, CA 91741
Trustee and President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the Fund's administrator (since July 2001); Treasurer, Investec Funds; formerly, Executive Vice President, Investment Company Administration, LLC (ICA) (The Fund's former administrator).
Other Directorships: None

Chad E. Fickett, Born 1973                          2002                16
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Compliance Administrator, U.S. Bancorp Fund Services, LLC (since July 2000).
Directorships: None

John S. Wagner, Born 1965                           2002                16
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Assistant Vice President Compliance and Administration, U.S. Bancorp Fund Services, LLC (since June 1999).
Directorships: None

This material is intended for shareholders of The Dessauer Global Equity Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. The Prospectus contains more information, including the potential volatility, political, economic and currency risks associated with foreign investing and the Fund's ongoing fees and expenses. Past performance does not guarantee future results. Mutual fund investing involves risk; principal loss is possible. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for further holdings information.

The Fund is distributed by Quasar Distributors LLC, Milwaukee, WI

FOR MORE INFORMATION, PLEASE CALL 1-800-560-0086
DESAR 5/03











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